EXHIBIT 99.1

 Hudson United Bancorp Reports EPS of $0.70 Per Share for the Second Quarter of 2004; An Increase of 7.7% Over the Second Quarter of 2003

    MAHWAH, N.J.--(BUSINESS WIRE)--July 19, 2004--Executive Overview--Hudson United Bancorp ("the Company") (NYSE: HU) today reported net income of $31.7 million, or $0.70 per diluted share, for the quarter ended June 30, 2004. The Company's EPS of $0.70 per diluted share in the second quarter of 2004 represents a 7.69% increase in diluted EPS compared to the EPS of $0.65 per diluted share that the Company reported in the second quarter of 2003 and met the consensus equity analysts' EPS estimate.
    "We are pleased to report diluted earnings per share of $0.70 for the second quarter of 2004," said Kenneth T. Neilson, Chairman, President and CEO. "Our net interest income continues to show improvement, up by $1.9 million over the second quarter of 2003 and up $0.2 million over the first quarter of 2004. Our core loan portfolio increased $178 million during the quarter; this equates to a 16% annualized growth rate, reflecting strong customer demand in these loan categories. Another positive point for the second quarter of this year was an increase over year-end 2003 in the Company's core deposits of $78.8 million. The initial success of our marketing campaign which we launched in June has increased our optimism for the balance of the year."
    The Company's return on average equity was 26.58% and return on average assets was 1.51% for the second quarter of 2004. The net interest margin was 4.05% and noninterest income as a percent of net revenue was 33% for the second quarter of 2004.
    For the second quarter of 2003 the Company's return on average equity was 26.52%, its return on average assets was 1.46%, the net interest margin was 4.18 % and noninterest income as a percent of net revenue was 28%.
    The Company's fully diluted EPS for the first six months of 2004 was $1.40 per diluted share. The Company's return on average equity was 26.55% and return on average assets was 1.53% for the first six months of 2004. The net interest margin was 4.15% and noninterest income as a percent of net revenue was 32%.
    For the first six months of 2003 the Company reported EPS of $1.28 per diluted share. The Company's return on average equity was 26.69% and return on average assets was 1.48%. The net interest margin was 4.27% and noninterest income as a percent of net revenue was 27%.

    Results of Operations for Quarter End and Year to Date June 30,
2004

    Net interest income for the second quarter of 2004 was $78.1 million and the net interest margin was 4.05%. Net interest income for the second quarter of 2003 was $76.2 million and the net interest margin was 4.18%. Net interest income increased by $1.9 million in the second quarter of 2004 compared to the comparable second quarter of 2003. The increase in net interest income in the second quarter of 2004 compared to the comparable quarter in 2003 was due primarily to lower interest expense on deposits. This was offset in part by yields on new loans being originated in a lower interest rate environment. Interest income on securities increased in the second quarter of 2004 compared to the comparable period in 2003 due to an increase in the average volume being partially offset by a decline in average yield.
    Net interest income for the first half of 2004 was $156.0 million and the net interest margin was 4.15%. Net interest income for the first half of 2003 was $151.4 million and the net interest margin was 4.27%. Net interest income increased by $4.6 million in the first half of 2004 compared to the comparable first half of 2003. The increase in net interest income in the first half of 2004 compared to the comparable period in 2003 was due primarily to lower interest expense on deposits. This was offset in part by yields on new loans being originated in a lower interest rate environment. Interest income on securities increased in the first half of 2004 compared to the comparable period in 2003 due to an increase in the average volume being partially offset by a decline in average yield.
    The provision for loan and lease losses was $4.8 million for the second quarter of 2004 and $7.0 million for the second quarter of 2003. The decrease in 2004 over 2003 was primarily due to the lower levels of nonperforming loans as well as lower charge-offs. Net charge offs for the second quarter of 2004 were $5.8 million compared to $6.8 million for the second quarter of 2003.
    The provision for loan and lease losses was $10.4 million for the first six months of 2004 and $14.0 million for the first six months of 2003. The decrease in 2004 over 2003 was due to lower levels of nonperforming loans as well as lower charge-offs.
    Noninterest income was $37.8 million in the second quarter of 2004 and $29.6 million in the second quarter of 2003. Noninterest income for the second quarter of 2004 increased by $8.2 million, or 28%, compared to the second quarter of 2003. The increase in noninterest income in 2004 compared to 2003 was due mainly to increases in income from landfill gas operations. In addition to the normal income associated with the Company's landfill gas operations, the Company received a one time cash settlement related to bankruptcy claims in the amount of $3.4 million in the second quarter of 2004.
    Noninterest income was $73.4 million in the first half of 2004 and $56.5 million in the first half of 2003. Noninterest income for the first half of 2004 increased by $16.9 million, or 30%, compared to the first half of 2003. The increase in noninterest income in 2004 compared to 2003 was due mainly to the normal income associated with the Company's landfill gas operations and the one time cash settlement discussed in the paragraph above.
    Noninterest expense was $68.5 million for the second quarter of 2004 compared to $59.0 million for the second quarter of 2003. The increase in noninterest expense in the second quarter of 2004 compared to the second quarter of 2003 was due primarily to operating expenses of $1.5 million related to Flatiron Credit, the acquisition of which occurred in October 2003, $2.6 million related to landfill expenses, and $3.0 million of costs related to the terminated correspondent banking business and in marketing expenses resulting from new marketing initiatives.
    Noninterest expense was $135.1 million for the first half of 2004 compared to $113.7 million for the first half of 2003. The increase in noninterest expense in the first half of 2004 compared to the first half of 2003 was primarily due to operating expenses of $3.3 million related to Flatiron Credit, the acquisition of which occurred in October 2003, $8.5 million related to expenses from landfill investments and $4.6 million of costs related to the terminated correspondent banking business and an increase in marketing expenses resulting from new marketing initiatives.
    The Company's pretax income for the second quarter of 2004 was $42.6 million, an increase of $2.8 million, or 7.1%, compared to the second quarter of 2003. The Company's provision for income taxes was $11.0 million for the quarter ended June 30, 2004 compared to $10.7 million for the second quarter of 2003. This increase in the provision and the lower effective tax rate for the second quarter of 2004 was due to the full quarter effect of the Company's investment in landfill gas companies.
    The Company's pretax income for the first half of 2004 was $84.0 million, an increase of $3.7 million, or 4.6%, compared to the first half of 2003. The Company's provision for income taxes was $21.3 million for the six months ended June 30, 2004. The Company's provision for income taxes for the first half of 2003 was $22.8 million. The lower tax rate is due to the full six-month effect of the Company's tax credits arising from its acquisition of landfill gas companies in May 2003.

    Nonperforming Loans and Leases, and Asset Quality

    Nonperforming loans and leases totaled $12.3 million at June 30, 2004. This was a decrease of $0.9 million, or 7%, compared to $13.2 million of nonperforming loans and leases as of December 31, 2003. Nonperforming loans and leases were 0.26% of total loans and leases at June 30, 2004, compared to 0.28% at December 31, 2003.
    Nonperforming assets were $14.4 million at June 30, 2004, up slightly from $14.2 million at December 31, 2003. Nonperforming assets as a percent of loans, leases and foreclosed property were 0.30% at June 30, 2004 and 0.31% at December 31, 2003.
    The Allowance for loan and lease losses totaled $66.0 million at June 30, 2004 compared to $67.8 at December 31, 2003. It represented 537% of nonperforming loans and leases at June 30, 2004, compared to 513% at December 31, 2003. The Allowance as a percentage of total loans and leases was 1.39% at June 30, 2004 and 1.46% at December 31, 2003.

    Other Balance Sheet Data

    Loan and lease categories consisting of commercial and financial, commercial real estate, consumer, and credit card loans totaled $4.6 billion at June 30, 2004, compared to $4.5 billion at December 31, 2003. These four loan and lease categories are the areas of loans that the Company emphasizes. This is because they generally have more attractive yields, interest rate sensitivity, and maturity characteristics than single family loans. These four loan and lease categories represented approximately 97% of loans and leases at June 30, 2004, compared to 96% at December 31, 2003. The loan to deposit ratio at June 30, 2004 and December 31, 2003 was approximately 78% and 75%, respectively.
    Residential mortgage loans, which are not an area of emphasis for the Company, were $140.6 million as of June 30, 2004, compared to $167.9 million at December 31, 2003.
    Total investment securities were $3.5 billion at June 30, 2004, compared to $2.7 billion at December 31, 2003. Investment securities increased in 2004 over prior periods due primarily to planned purchases associated with the growth of shareholders equity. Total assets were $8.9 billion at June 30, 2004, compared to $8.1 billion at December 31, 2003.
    Deposits other than time deposits were $4.4 billion at June 30, 2004 and $4.3 billion at December 31, 2003. Total deposits were $6.1 billion at June 30, 2004 and $6.2 billion at December 31, 2003.
    Total borrowings increased by $946.0 million over year-end 2003 levels to $1.9 billion. This increase was primarily due to increases in Federal Home Loan Bank advances with terms ranging from one month to slightly over one year.
    Total stockholders' equity was $478.2 million and book value per common share was $10.64 at June 30, 2004. All regulatory capital ratios exceed those necessary to be considered a well-capitalized institution.

    Share Repurchases and Cash Dividends

    The Company did not repurchase any shares in the second quarter of 2004. The Company repurchased a total of 14,980 shares in the first six months of 2004, at an average price of $37.48 per share. The total cash allocated for these repurchases was $0.6 million.
    Total shares outstanding at June 30, 2004 were 44.9 million shares, compared to 44.8 million shares at December 31, 2003.
    The Company paid cash dividends of $0.33 per share in the second quarter of 2004. Total cash dividends paid in the second quarter was $14.8 million. Dividends paid in 2004 year to date were $0.66 per share. Total cash dividends paid in 2004 year to date were $29.7 million.

    The Company is the multi-state bank holding company for the Bank, which has 204 offices in New Jersey, New York, Connecticut and
Pennsylvania.

    This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "expect", "look", "believe", "anticipate", "consider", "may", "will", or similar statements or variations of such terms. Such forward- looking statements involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, unexpected changes in interest rates, deterioration in economic conditions, declines in deposit or a decline in loan volume trends, decline in levels of loan quality, change in the trends in loan loss provisions, the unexpected unavailability of tax credits, especially in the Company's Section 29 credits, additional expense, costs or limitations arising from exiting the correspondent banking business or the investigation of the Company's administration of the business and the unanticipated effects of legal, tax and regulatory provisions applicable to the Company. The Company assumes no obligation for updating any such forward-looking statements at any time. Important information on other material factors or supplemental factors that could cause the Company's financial results to differ from the forward-looking statements also is included in the Company's public reports filed with the SEC, including in our Form 10-K for the year ending December 31, 2003.


                HUDSON UNITED BANCORP AND SUBSIDIARIES
            ----------------------------------------------

                     CONSOLIDATED BALANCE SHEETS

                                                 June 30,    Dec. 31,
(in thousands)                                     2004        2003
----------------------------------------------- ----------- ----------
ASSETS
Cash and due from banks                        $  223,044  $  272,636
Interest bearing due from banks                    35,787      41,358
                                                ----------  ----------
               TOTAL CASH AND CASH EQUIVALENTS $  258,831  $  313,994

Investment securities available for sale, at
 market value                                  $2,892,400  $2,706,185
  ($1,997,279 and $1,813,247 in market value
   pledged at June 30, 2004 and
    December 31, 2003  respectively)
Investment securities held to maturity,at cost $  613,655  $        -
 ($552,822 ,at cost pledged, at June 30, 2004)

Loans and leases:
     Commercial and financial                  $2,208,139  $2,137,499
     Commercial real estate mortgages           1,041,677     993,937
     Consumer                                   1,049,631   1,033,693
     Credit card                                  323,763     326,713
                                                ----------  ----------
         Sub-total                             $4,623,210  $4,491,842
     Residential mortgages                        140,571     167,913
                                                ----------  ----------
                        TOTAL LOANS AND LEASES $4,763,781  $4,659,755
     Less: Allowance for loan and lease losses    (66,048)    (67,846)
                                                ----------  ----------
                          NET LOANS AND LEASES $4,697,733  $4,591,909

Premises and equipment, net                       122,965     125,168
Core deposit and other intangibles, net of
 amortization                                      20,548      22,664
Goodwill                                           79,009      81,068
Investment in separate account bank owned life
 insurance                                        147,173     144,126
Other assets                                      116,771     115,544
                                                ----------  ----------
                                  TOTAL ASSETS $8,949,085  $8,100,658
                                                ==========  ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Noninterest bearing                       $1,354,671  $1,328,586
     NOW, money market, and savings             3,062,544   3,009,821
     Time deposits                              1,711,778   1,904,952
                                                ----------  ----------
                                TOTAL DEPOSITS $6,128,993  $6,243,359
Repurchase agreements                             583,325     532,485
Other borrowings                                1,283,395     388,734
                                                ----------  ----------
                              TOTAL BORROWINGS  1,866,720     921,219
Other liabilities                                 246,660     238,117

Subordinated debt                                 228,542     239,773
                                                ----------  ----------
                             TOTAL LIABILITIES  8,470,915   7,642,468
Stockholders' Equity:
     Common stock, no par value                $   92,788  $   92,788
     Additional paid-in capital                   309,759     311,310
     Retained earnings                            270,000     237,046
     Treasury stock, at cost                     (171,098)   (176,505)
     Effect of stock compensation plans            (6,558)     (3,899)
     Accumulated other comprehensive income
      (loss)                                      (16,721)     (2,550)
                                                ----------  ----------
                    TOTAL STOCKHOLDERS' EQUITY $  478,170  $  458,190
                                                ----------  ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $8,949,085  $8,100,658
                                                ==========  ==========


                HUDSON UNITED BANCORP AND SUBSIDIARIES
            ----------------------------------------------

                   Consolidated Statements of Income

                                                  Three Months Ended
                                                        June 30,
                                                ----------------------
(in thousands, except share data)                  2004       2003
----------------------------------------------- ---------- -----------
INTEREST AND FEE INCOME:
Loans and leases                               $  66,462  $    68,533
Investment securities                             33,412       32,503
Other                                                355          329
                                                ---------  -----------
                 TOTAL INTEREST AND FEE INCOME $ 100,229  $   101,365
                                                ---------  -----------
INTEREST EXPENSE:
Deposits                                       $  10,986  $    15,391
Borrowings                                         4,929        3,847
Subordinated and other debt                        6,217        5,929
                                                ---------  -----------
                        TOTAL INTEREST EXPENSE $  22,132  $    25,167
                                                ---------  -----------
                           NET INTEREST INCOME $  78,097  $    76,198

         PROVISION FOR  LOAN AND LEASE LOSSES,
                               PORTFOLIO LOANS     4,750        7,000
                                                ---------  -----------
       NET INTEREST INCOME AFTER PROVISION FOR
                         LOAN AND LEASE LOSSES $  73,347  $    69,198
                                                ---------  -----------
NONINTEREST INCOME:
Retail service fees                            $   7,702  $     9,456
Credit card fee income                             6,929        6,073
Loan Fees                                          4,755        3,104
ATM and debit card fees                            1,820        1,969
Bank owned life insurance income                   1,501        1,775
Trust income                                         811          693
Income from Landfill Investments                   9,195        2,404
Other income                                       4,264        3,859
Impairment on mortgage related servicing
 assets                                                -       (2,004)
Securities gains (losses)                            857        2,364
Trading asset gains                                    -          (87)
                                                ---------  -----------
                      TOTAL NONINTEREST INCOME $  37,834  $    29,606
                                                ---------  -----------
NONINTEREST EXPENSE:
Salaries and benefits                          $  25,400  $    24,261
Occupancy expense                                  7,435        7,373
Equipment expense                                  4,346        4,879
Outside services - data processing                 8,056        7,906
Outside services - other                           7,174        6,105
Amortization of intangibles                        1,223        1,056
Marketing expense                                  2,787          881
Deposit and other insurance                          640          519
Telephone expense                                  1,495        1,551
Expense from Landfill Investments                  6,239        3,598
Other                                              3,737          870
                                                ---------  -----------
                     TOTAL NONINTEREST EXPENSE $  68,532  $    58,999
                                                ---------  -----------
                    INCOME BEFORE INCOME TAXES $  42,649  $    39,805
                    PROVISION FOR INCOME TAXES    10,990       10,670
                                                ---------  -----------
                                               $  31,659  $    29,135
                                                =========  ===========

NET INCOME PER COMMON SHARE:
Basic                                          $    0.71  $      0.65
Diluted                                        $    0.70  $      0.65

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                             44,651       44,614
Diluted                                           44,920       44,829


                HUDSON UNITED BANCORP AND SUBSIDIARIES
          --------------------------------------------------

                     Consolidated Statements of Income
                                                        Year to Date
                                                          June 30,
                                                    ------------------
(in thousands, except share data)                      2004      2003
--------------------------------------------------- --------- --------
INTEREST AND FEE INCOME:
Loans and leases                                   $133,659  $140,870
Investment securities                                64,002    61,951
Other                                                   713       954
                                                    --------  --------
                     TOTAL INTEREST AND FEE INCOME $198,374  $203,775
                                                    --------  --------
INTEREST EXPENSE:
Deposits                                           $ 22,944  $ 32,863
Borrowings                                            7,139     7,069
Subordinated and other debt                          12,303    12,441
                                                    --------  --------
                            TOTAL INTEREST EXPENSE $ 42,386  $ 52,373
                                                    --------  --------
                               NET INTEREST INCOME $155,988  $151,402

             PROVISION FOR  LOAN AND LEASE LOSSES,
                                   PORTFOLIO LOANS   10,350    14,000
             PROVISION FOR  LOAN AND LEASE LOSSES,
                           ACCELERATED DISPOSITION        -         -
                                                    --------  --------
         TOTAL PROVISION FOR LOAN AND LEASE LOSSES   10,350    14,000
                                                    --------  --------
           NET INTEREST INCOME AFTER PROVISION FOR
                             LOAN AND LEASE LOSSES $145,638  $137,402
                                                    --------  --------
NONINTEREST INCOME:
Retail service fees                                  15,790  $ 18,459
Credit card fee income                               14,128    12,469
Loan Fees                                             9,289     6,561
ATM and debit card fees                               3,473     3,742
Bank owned life insurance income                      3,047     3,571
Trust income                                          1,609     1,188
Income from Landfill Investments                     14,357     2,404
Other income                                          7,377     7,545
Impairment on mortgage related servicing assets           -    (2,004)
Securities (losses) gains                             4,327      (895)
Trading asset gain                                        -     3,449
                                                    --------  --------
                          TOTAL NONINTEREST INCOME $ 73,397  $ 56,489
                                                    --------  --------
NONINTEREST EXPENSE:
Salaries and benefits                              $ 51,035  $ 47,203
Occupancy expense                                    15,636    15,590
Equipment expense                                     8,826     9,372
Outside services - data processing                   15,567    14,799
Outside services - other                             15,378    11,549
Amortization of intangibles                           2,467     2,111
Marketing expense                                     3,493     1,581
Deposit and other insurance                           1,261     1,039
Telephone expense                                     2,861     2,996
Expense from Landfill Investments                    12,121     3,598
Other                                                 6,456     3,818
                                                    --------  --------
                         TOTAL NONINTEREST EXPENSE $135,101  $113,656
                                                    --------  --------
                        INCOME BEFORE INCOME TAXES $ 83,934  $ 80,235
                             PROVISION FOR INCOME
                              TAXES                  21,293    22,799
                                                    --------  --------
                                        NET INCOME $ 62,641  $ 57,436
                                                    ========  ========

NET INCOME PER COMMON SHARE:
Basic                                              $   1.40  $   1.29
Diluted                                            $   1.40  $   1.28

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                44,624    44,684
Diluted                                              44,901    44,880


                       Supplemental Information
                     -----------------------------
Hudson United Bancorp
($ in thousands)
                  1Q04       2Q04       3Q04       4Q04      Y-T-D
               ---------- ---------- ---------- ---------- ----------
End of Period
--------------
Total
 Securities     2,667,362  3,506,055          0          0      NA
Total Assets    7,972,645  8,949,085          0          0      NA
Total Deposits  6,242,598  6,128,993          0          0      NA
Total
 Stockholders'
  Equity          492,751    478,170          0          0      NA
Shares
 Outstanding       44,826     44,948          0          0      NA

Average Balance Sheet
---------------------
Commercial/
Consumer Loans  4,442,326  4,503,975          0          0  4,473,150
Residential
 Real Estate
  Mortgage        162,044    149,086          0          0    155,565
Total Loans
 and Leases     4,604,370  4,653,061          0          0  4,628,715
Other Earning
 Assets         2,851,895  3,199,375          0          0  3,025,635
Total Earning
 Assets         7,456,265  7,852,436          0          0  7,654,350
Total Assets    8,071,442  8,436,611          0          0  8,254,026
Noninterest
 Bearing
  Deposits      1,254,798  1,314,739          0          0  1,284,769
Interest
 Bearing
  Deposits      4,921,224  4,830,107          0          0  4,875,665
Common Equity     470,068    478,972          0          0    474,520

Loan Portfolio Composition
--------------------------
Commercial and
 Financial      2,126,354  2,208,139          0          0      NA
Commercial
 Real Estate
  Mortgage        989,182  1,041,677          0          0      NA
Consumer        1,032,885  1,049,631          0          0      NA
Credit Card       296,680    323,763          0          0      NA
     Sub-total  4,445,101  4,623,210          0          0      NA
Residential
 Real Estate
  Mortgage        156,981    140,571          0          0      NA
   Total Loans
    and Leases  4,602,082  4,763,781          0          0      NA
Allowance for
 Losses            67,839     66,048          0          0      NA
    Net Loans
     and Leases 4,534,243  4,697,733          0          0      NA

End of Period
--------------
Nonaccruing Loans  14,211     12,286          0          0      NA
Restructured Loans      0          0          0          0      NA
Forclosed Property    769      2,144          0          0      NA
Total
Nonperforming
 Assets            14,980     14,430          0          0      NA
90 Days Past
 Due & Accruing    13,989     13,516          0          0      NA
Net Charge Offs     5,607      5,846          0          0      NA
Intangible Assets 100,781     99,557          0          0      NA

($ in  thousands)
                  1Q03        2Q03       3Q03       4Q03      Y-T-D
              ------------ ---------- ---------- ---------- ----------
End of Period
--------------
Total
 Securities     2,938,287  2,955,047  2,937,860  2,706,185      NA
Total Assets    7,809,894  7,984,039  7,975,364  8,100,658      NA
Total Deposits  6,184,103  6,231,529  6,268,791  6,243,359      NA
Total
 Stockholders'
  Equity          428,077    454,252    457,720    458,190      NA
Total Shares
 Outstanding       44,546     44,758     44,793     44,799      NA

Average Balance Sheet
---------------------
Commercial/
Consumer Loans  4,009,151  4,046,966  4,129,256  4,263,574  4,112,982
Residential
 Real Estate
  Mortgage        257,472    234,447    210,162    180,689    220,453
Total Loans
 and Leases     4,266,623  4,281,413  4,339,418  4,444,263  4,333,435
Other Earning
 Assets         2,816,650  3,138,072  3,173,428  3,002,802  3,033,633
Total Earning
 Assets         7,083,273  7,419,485  7,512,846  7,447,065  7,367,068
Total Assets    7,681,301  7,976,962  8,081,105  8,045,908  7,945,700
Noninterest
 Bearing
  Deposits      1,242,933  1,265,760  1,292,808  1,295,963  1,274,562
Interest
 Bearing
  Deposits      4,881,873  4,860,333  4,941,595  4,836,357  4,880,084
Common Equity     427,279    440,576    428,020    453,886    437,487

Loan Portfolio Composition
--------------------------
Commercial and
 Financial      1,761,415  1,806,113  1,854,680  2,137,499      NA
Commercial
 Real Estate
 Mortgage         923,710    931,368    957,421    993,937      NA
Consumer        1,028,953  1,037,039  1,034,092  1,033,693      NA
Credit Card       306,526    322,088    332,826    326,713      NA
     Sub-total  4,020,604  4,096,608  4,179,019  4,491,842      NA
Residential
 Real Estate
  Mortgage        242,286    227,512    195,483    167,913      NA
   Total Loans
    and Leases   4,262,890  4,324,120  4,374,502  4,659,755     NA
Allowance for
 Losses            71,888     67,151     67,664     67,846      NA
   Net Loans
    and Leases  4,191,002  4,256,969  4,306,838  4,591,909      NA

End of Period
--------------
Nonaccruing Loans  15,240     14,660     15,961     13,217      NA
Restructured Loans      0          0          0          0      NA
Other Real Estate   1,044      1,200      1,108        977      NA
Total
 Nonperforming
  Assets           16,284     15,860     17,069     14,194      NA
90 Days Past
 Due & Accruing    20,499     19,044     20,432     16,683      NA
Net Charge Offs     7,040      6,805      5,890      5,318      NA
Intangible Assets  99,101     98,495     97,418    103,732      NA


                       Supplemental Information
                       ------------------------
Hudson United Bancorp
($ in thousands)
                           1Q04      2Q04      3Q04     4Q04    Y-T-D
                        --------- --------- -------- -------- --------
Condensed Income Statement
------------------------
Interest Income           98,145   100,229        0        0  198,374
Interest Expense          20,254    22,132        0        0   42,386
Net Interest Income       77,891    78,097        0        0  155,988
Provision for Possible
 Loan and Lease Losses     5,600     4,750        0        0   10,350
Income from Landfill
 Investments               5,162     9,195        0        0   14,357
Total Non interest
 Income                   35,563    37,834        0        0   73,397
Net Revenue              113,454   115,931        0        0  229,385
Foreclosed Property
 Expense                      (8)      251        0        0      243
Amortization of
 Intangibles Expense       1,244     1,223        0        0    2,467
Expense from Landfill
 Investments               5,882     6,239        0        0   12,121
Total Non interest
 Expense                  66,569    68,532        0        0  135,101
Pre-tax Income            41,285    42,649        0        0   83,934
Provision for Income
 Taxes                    10,303    10,990        0        0   21,293
Net Income                30,982    31,659        0        0   62,641
Fully-taxable Equivalent
 Adjustment                  946       934        0        0    1,880

Performance
------------------------
Return on Average Assets    1.54%     1.51%    0.00%    0.00%    1.53%
Return on Average Equity   26.51%    26.58%    0.00%    0.00%   26.55%
Basic Earnings Per Share  $ 0.69     $0.71    $   -    $   -   $ 1.40
Diluted Earnings Per
 Share                    $ 0.69     $0.70    $   -    $   -   $ 1.40
Weighted Average Shares
 - Basic                  44,808    44,650        -        -   44,624
Weighted Average Shares
 - Diluted                45,003    44,920        -        -   44,901
Net Interest Margin         4.25%     4.05%    0.00%    0.00%    4.15%

Capital Information
------------------------
Tier 1 Leverage Ratio(1)    6.86%     6.76%    0.00%    0.00%    NA
Tier 1 Risk-Based
 Capital (1)                9.63%     9.31%    0.00%    0.00%    NA
Total Risk-Based Capital
 (1)                       14.56%    13.91%    0.00%    0.00%    NA
Common Equity           $492,751  $478,170    $   -    $   -     NA
Common Shares
 Outstanding              44,826    44,948        -        -     NA
Book Value Per Share
 (Common)               $  10.99  $  10.64    $   -    $   -     NA


($ in thousands)
                          1Q03      2Q03      3Q03     4Q03    Y-T-D
                        --------- --------- -------- -------- --------
Condensed Income Statement
------------------------
Interest Income          102,410   101,365   94,314   96,040  394,129
Interest Expense          27,206    25,167   21,562   20,936   94,871
Net Interest Income       75,204    76,198   72,752   75,104  299,258
Provision for Possible
 Loan and Lease Losses     7,000     7,000    6,500    5,500   26,000
Income from Landfill
 Investments (2)               -     2,404    4,312    4,453   11,169
Total Noninterest Income  26,883    29,606   35,487   41,069  133,045
Net Revenue              102,087   105,804  108,239  116,173  432,303
OREO Expense                 188        65      198       94      545
Amortization of
 Intangibles Expense       1,056     1,055    1,077    1,152    4,340
Expense from Landfill
 Investments (2)               -     3,598    5,349    6,001   14,948
Total Noninterest
 Expense                  54,657    58,999   63,044   79,595  256,295
Pre-tax Income            40,430    39,805   38,695   31,078  150,008
Provision for Income
 Taxes                    12,129    10,670    8,292    6,596   37,687
Net Income                28,301    29,135   30,403   24,482  112,321
Fully-taxable Equivalent
 Adjustment                1,020     1,046    1,072      956    4,094

Performance
------------------------
Return on Average Assets    1.49%     1.46%    1.49%    1.21%    1.41%
Return on Average Equity   26.86%    26.52%   28.18%   21.40%   25.67%
Basic Earnings Per Share  $ 0.63    $ 0.65   $ 0.68   $ 0.55   $ 2.51
Diluted Earnings Per
 Share                    $ 0.63    $ 0.65   $ 0.68   $ 0.55   $ 2.50
Weighted Average Shares
 - Basic                  44,756    44,614   44,777   44,798   44,737
Weighted Average Shares
 - Diluted                44,966    44,829   44,994   44,974   44,892
Net Interest Margin         4.36%     4.18%    3.90%    4.05%    4.12%

Capital Information
------------------------
Tier 1 Leverage Ratio       5.83%     5.87%    6.04%    6.36%    NA
Tier 1 Risk-Based
 Capital                    8.14%     8.37%    8.72%    8.72%    NA
Total Risk-Based Capital   13.48%    13.58%   13.93%   13.67%    NA
Common Equity            428,077   454,252  457,720  458,190     NA
Common Shares
 Outstanding              44,546    44,758   44,793   44,799     NA
Book Value Per Share
 (Common)                $  9.61   $ 10.15   $10.22   $10.23     NA

   (1) Capital ratios are preliminary numbers

   (2) Amounts have been reallocated in Q2 and Q3 to conform to current presentation

    CONTACT: Hudson United Bancorp
             Kenneth T. Neilson, 201-236-2631
             or
             James W. Nall, 201-236-2769